UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  December 12, 2005

                              ____________________

                         Commission File Number 0-22935

                             PEGASUS SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                               75-2605174
       (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

    CAMPBELL CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS
                                      75206
                      (Address of principal executive office)
                                   (Zip Code)

       Registrant's telephone number, including area code: (214) 234-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     Entry  into  a  Material  Definitive  Agreement

To reflect new Internal Revenue Code Section 409A, at a meeting on December 12, 2005, the Board of Directors approved the adoption of new terms for post-2004 benefits under our executive retirement program, which consists of the Supplemental Executive Retirement Plan (the "SERP"), a defined benefit plan which provides supplemental retirement benefits to certain officers of the Company based on their compensation and years of service, as defined under the SERP, and the Executive Deferred Compensation Plan (the "DCP"), a defined contribution plan that provides supplemental retirement benefits to certain management employees.

The Board elected to "grandfather" existing terms of the plans with regard to amounts not subject to new Section 409A (benefits that were accrued and vested at December 31, 2004). The plans' terms for these "grandfathered" vested benefits remain unchanged. As permitted by the transition rules under new
Section 409A, the plans were also amended to provide participants new payment elections during 2005 with regard to benefits under the plans that are subject to Section 409A. Generally, the payment elections available under the plans are unchanged, except that the Board amended the SERP to permit participants to elect lump sum payments without requiring the discretionary approval of the Compensation Committee.

Current officers participating in the SERP and DCP are Messrs. Davis, Floyd, Boles, and Ms. Conner. Messrs. Wells and Nicholson are no longer employees of Pegasus but are entitled to benefits under the SERP. Messrs. Wells and Siegel are no longer employees of Pegasus but are entitled to benefits under the DCP.

Item  1.02          Termination  of  a  Material  Definitive  Agreement

At a meeting on December 12, 2005, the Board of Directors approved the termination of the Pegasus Solutions, Inc. 2002 Third Amended and Restated Employee Stock Purchase Plan. The termination will be effective as of December 31, 2005. During 2004, 2003 and 2002, approximately 53,000, 66,000 and 65,000 shares  were  issued  under  the  stock  plan,  respectively.

Item  9.01     Financial  Statements  and  Exhibits.

  (d)  Exhibits

       Exhibit  Number          Description
       ---------------          -----------

          99.1                Amendment One to Pegasus Solutions, Inc.
                              Supplemental Executive Retirement Plan
                              dated  December  12,  2005

          99.2                Amendment One to Pegasus Solutions, Inc.
                              Executive  Deferred Compensation Plan
                              dated  December  12,  2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PEGASUS SOLUTIONS, INC.


December  16,  2005                                       /s/  SUSAN  K.  CONNER
                                                       -------------------------
                                                       Chief  Financial  Officer

                                  EXHIBIT INDEX

     Exhibit  Number          Description
     ---------------          -----------

          99.1                Amendment One to Pegasus Solutions, Inc.
                              Supplemental Executive Retirement Plan
                              dated  December  12,  2005

          99.2                Amendment One to Pegasus Solutions, Inc.
                              Executive  Deferred Compensation Plan
                              dated  December  12,  2005

EXHIBIT 99.1 AMENDMENT ONE TO PEGASUS SOLUTIONS, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN DATED DECEMBER 12, 2005

                                AMENDMENT ONE TO
                             PEGASUS SOLUTIONS, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


          WHEREAS, Pegasus Solutions, Inc., a Delaware corporation, (hereinafter referred to as the "Company") previously established the Pegasus Solutions, Inc. Supplemental Executive Retirement Plan (Amended and Restated Effective July 1,
2002) (the "Plan") for the benefit of a select group of its management and highly compensated Employees and their Beneficiaries; and

     WHEREAS, the American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code of 1986, as amended (the "Code"), which applies to non-qualified deferred compensation plans as of January 1, 2005; and

          WHEREAS, during 2006, the Company intends to adopt amendments to the Plan that are necessary to comply in all respects with Code Section 409A, with respect to amounts subject to Code Section 409A;

          WHEREAS, under IRS Notice 2005-1, employers may amend previously Adopted nonqualified deferred compensation plans to allow participants to make new payment elections on or before December 31, 2005, with respect to benefits subject to Code Section 409A, and the Company desires to permit Participants to make new payment elections in accordance with this transition rule, which will apply only to benefits subject to Code Section 409A; and

          WHEREAS, the Company desires to permit Participants to elect to receive a lump sum payment of their benefits subject to Code Section 409A, without requiring Compensation Committee consent;

          WHEREAS, the Company has reserved the right to amend the Plan from time to time.

          NOW, THEREFORE, the Company hereby amends the Plan as follows, effective January 1, 2005:

          1. A new ARTICLE VIII, SECTION 409A TRANSITION PROVISIONS, is hereby added to the Plan, to provide as follows:

                                  ARTICLE VIII
                     CODE SECTION 409A TRANSITION PROVISIONS

          8.1 EFFECTIVE DATE OF CODE SECTION 409A RULES. Code Section 409A shall not apply to that portion of each Participant's benefit equal to the present value as of December 31, 2004, of the amount to which the Participant would be entitled under the Plan if he or she voluntarily terminated service without cause on December 31, 2004, and received a payment of benefits with the maximum value available from the Plan on the earliest possible date allowed under the Plan to receive a payment of benefits following the termination of service (the "Grandfathered Benefit"). The Company shall adopt no amendments to the Plan that would materially enhance an existing benefit or right or add a new material benefit or right with regard to the Grandfathered Benefit for each Participant. Code Section 409A shall apply only to the portion of each Participant's benefit which is not a Grandfathered Benefit, and references herein to "benefits subject to Code Section 409A" shall refer solely to such benefits.

          8.2  NEW PAYMENT ELECTIONS WITH RESPECT TO BENEFITS SUBJECT TO CODE
               SECTION 409A. In accordance with IRS Notice 2005-1 Q&A #19(c), Participants shall be permitted to make new elections as to the timing and optional forms of payment for their benefits subject to Code Section 409A, on or before December 31, 2005. The permitted elections are set forth in Sections 8.2(a) and (b). A Participant shall make new payment elections in accordance with procedures established by the Committee.

               (a) Early Retirement Benefit Commencement Date. The Participant ------------------------------------------ may make an irrevocable election that, if he or she becomes eligible for Early Retirement benefits, he or she shall receive reduced monthly payments commencing on the first day of any month (as the Participant shall specify in his election) after the Participant's Determination Date. The reduced benefit shall be determined in accordance with Section 4.2(b) hereof.

               (b) Optional Forms of Payment. The Participant may elect a --------------------------benefit of Actuarially
                    Equivalent value to the Accrued Benefit payment specified in
                    Section 4.3 hereof in one of the following forms (i) joint and 50% or 100% survivor annuity as set forth in Subsection 4.3(a) hereof; (ii) life annuity with 10-years certain, as set forth in Subsection 4.3(b) hereof; (iii) 10-years certain annuity, as set forth in Subsection 4.3(c) hereof; or (iv) a partial or full lump sum payment.

          8.3 FURTHER AMENDMENTS TO THE PLAN. Benefits subject to Code Section 409A shall be administered in accordance with the requirements of Code Section 409A and the regulatory guidance issued thereunder. The Company reserves the right, during 2006, to amend and restate the Plan to comply with the requirements of Code Section 409A, and to further amend the Plan to whatever extent it deems necessary or appropriate in light of regulatory guidance issued under Code Section 409A; provided that a Participant shall not be subject to any such amendment without his or her written consent.

          IN WITNESS WHEREOF, the Company has caused this amendment to be executed in its name and on its behalf this 12th day of December, 2005.

                              COMPANY:

                              PEGASUS  SOLUTIONS,  INC.


                              By:

EXHIBIT 99.2 AMENDMENT ONE TO PEGASUS SOLUTIONS, INC. EXECUTIVE DEFERRED COMPENSATION PLAN DATED DECEMBER 12, 2005

                                AMENDMENT ONE TO
                             PEGASUS SOLUTIONS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN


     WHEREAS, Pegasus Solutions, Inc., a Delaware corporation, (hereinafter referred to as the "Company") previously established the Pegasus Solutions, Inc. Executive Deferred Compensation Plan (Effective July 1, 2002) (the "Plan") for the benefit of a select group of its management and highly compensated Employees and their Beneficiaries; and

  WHEREAS, the American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code of 1986, as amended (the "Code"), which applies to non-qualified deferred compensation plans as of January 1, 2005; and

     WHEREAS, during 2006, the Company intends to adopt amendments to the Plan that are necessary to comply in all respects with Code Section 409A, with respect to amounts subject to Code Section 409A, including deferrals elected by Participants on or after January 1, 2005, and deferrals under the Plan that were not vested as of December 31, 2004;

     WHEREAS, under IRS Notice 2005-1, employers may amend previously adopted nonqualified deferred compensation plans to allow participants to make new payment elections on or before December 31, 2005, with respect to amounts subject to Code Section 409A, and the Company desires to permit Participants to make new payment elections in accordance with this transition rule, which will apply only to amounts subject to Code Section 409A; and

     WHEREAS, the Company has reserved the right to amend the Plan from time to time.

     NOW, THEREFORE, the Company hereby amends the Plan as follows, effective January 1, 2005:

     1. A new ARTICLE XV, SECTION 409A TRANSITION PROVISIONS, is hereby added to the Plan, to provide as follows:

                                   ARTICLE XV
                     CODE SECTION 409A TRANSITION PROVISIONS

     15.1 EFFECTIVE DATE OF CODE SECTION 409A RULES. Code Section 409A shall apply to that portion of Participants' Accounts which, as of December 31, 2004, were not earned and vested (as defined in Code Section
          409A). In addition, Code Section 409A shall apply to any amounts deferred or allocated under the Plan on or after January 1, 2005. References herein to "Accounts subject to Code Section 409A" shall refer solely to the amounts described in the preceding two sentences. Code Section 409A shall not apply to the portion of Participants' Accounts that were earned and vested as of December 31, 2004, together with earnings thereon (the "Grandfathered Accounts"). The Company shall adopt no amendments to the Plan that would materially enhance an existing benefit or right or add a new material benefit or right with regard to the Grandfathered Accounts.

     15.2 NEW PAYMENT ELECTIONS WITH RESPECT TO ACCOUNTS SUBJECT TO CODE SECTION 409A. In accordance with IRS Notice 2005-1 Q&A #19(c), Participants shall be permitted to make new benefit payment elections on or before December 31, 2005. Such new payment elections may specify both the timing and method of payment for all Accounts subject to Code Section 409A, as set forth in Sections 15.2(a) and (b). A Participant shall make new benefit payment elections in accordance with procedures established by the Committee.

          (c) Benefit Commencement Date. The Participant may make an ---------------------------irrevocable election to commence his benefit payment either (a) no later than ninety (90) days following the last day of the month in which death, Disability, Retirement, or other Severance from Service occurred or (b) no later than ninety (90) days following the beginning of the Year following the Year in which death, disability, retirement or other Severance from Service occurred.
          (d) Form of Benefit. The Participant may elect among the forms of ----------------- benefit set forth in Section 10.02 hereof.

     15.3 FURTHER AMENDMENTS TO THE PLAN. Accounts subject to Code Section 409A shall be administered in accordance with the requirements of Code
          Section 409A and the regulatory guidance issued thereunder. The Company reserves the right, during 2006, to amend and restate the Plan to comply with the requirements of Code Section 409A, and to further amend the Plan to whatever extent it deems necessary or appropriate in light of regulatory guidance issued under Code Section 409A; provided that a Participant shall not be subject to any such amendment without his or her written consent.

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed in its name and on its behalf this 12th day of December, 2005.

                              COMPANY:

                              PEGASUS  SOLUTIONS,  INC.


                              By: